UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2023

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard Suite 6000 West
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Executive Compensation Letter and Participation Agreement with Juan Saldívar von Wuthenau

On July 12, 2023, Entravision Communications Corporation (the "Company") entered into an executive compensation letter agreement with Juan Saldívar von Wuthenau (the "Saldívar Compensation Letter"), pursuant to which he will continue to serve as the Company’s Chief Digital, Strategy and Accountability Officer. This agreement, effective as of July 1, 2023, replaces an employment agreement with Mr. Saldívar, which agreement was entered into effective as of November 5, 2020.

The Saldívar Compensation Letter provides for an initial base salary of $660,000 per year. Mr. Saldívar is eligible to receive an annual bonus in a target amount equal to 60% of his base salary, determined in accordance with the Company’s previously-adopted Executive Cash Incentive Bonus Plan, and is also eligible for equity incentive grants under the Company’s equity incentive plans.

Additionally, on July 12, 2023, the Company entered into a participation agreement with Mr. Saldívar (the "Saldívar Participation Agreement"), pursuant to which Mr. Saldívar agrees to participate in the Company's previously-adopted Executive Severance and Change in Control Plan as a Group II executive.

The foregoing descriptions do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Saldívar Compensation Letter and the Saldívar Participation Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(e) Exhibits.

10.1 †	Executive Compensation Letter Agreement effective as of July 1, 2023 by and between the Company and Juan Saldívar von Wuthenau

10.2 †	Participation Agreement effective as of July 1, 2023 by and between the Company and Juan Saldívar von Wuthenau

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entravision Communications Corporation

Date:	July 14, 2023	By:	/s/ Michael Christenson
Michael Christenson, Chief Executive Officer